Q3 2024 Investor Presentation October 2024

Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the federal securities laws, which reflect our current expectations and beliefs with respect to, among other things, future events and our financial performance. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about our industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control. This may be especially true given recent events and trends in the banking industry. Although we believe that the expectations reflected in such forward-looking statements are reasonable as of the dates made, we cannot give any assurance that such expectations will prove correct and actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements are set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, and in other SEC filings under the sections entitled “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors”. Accordingly, we caution you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. These statements are often, but not always, made through the use of words or phrases such as “may,” “can,” “should,” “could,” “to be,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “likely,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “target,” “project,” “would” and “outlook,” or the negative version of those words or other similar words or phrases of a future or forward-looking nature. Forward-looking statements appear in a number of places in this presentation and may include statements about business strategy and prospects for growth, operations, ability to pay dividends, competition, regulation and general economic conditions. Important Notices and Disclaimers Non-GAAP Financial Measures In addition to reporting GAAP results, the Company reports non-GAAP financial measures in this presentation and other disclosures. Our management believes that these non-GAAP financial measures and the information they provide are useful to investors since these measures permit investors to view our performance using the same tools that our management uses to evaluate our performance. While we believe that these non-GAAP financial measures are useful in evaluating our performance, this information should be considered as supplemental in nature and not as a substitute for or superior to the related financial information prepared in accordance with GAAP. Additionally, these non-GAAP financial measures may differ from similar measures presented by other companies. For a reconciliation of the non-GAAP measures we use to the most comparable GAAP measures, see the Appendix to this presentation. 2 |

3 | Source: Company Documents; financial data as of the three months ended 9/30/24 unless otherwise noted 1. Please refer to non-U.S. GAAP reconciliation in the appendix 2. Annualized 3. Annualized; includes a $94.2 million decrease in brokered deposits in 3Q24 Q3 ‘24 Financial Highlights Southern States Bancshares (Nasdaq: SSBK) was founded in August 2007 and priced its IPO on August 11, 2021 History of solid growth, top-tier profitability and a strong credit culture Bifurcated expansion strategy primarily through organic growth and limited, disciplined M&A Focused on being a dominant bank in our smaller markets and a competitive player in the larger metropolitan areas Diversified loan portfolio complemented by lower-cost, core funding base Assets ($B): $2.8 Quarterly Asset Growth2: 41.7% NPLs / Loans: 0.36% Core Net Income1 ($M): $8.7 Gross Loans ($B): $2.2 Quarterly Loan Growth2: 36.3% ACL / Loans: 1.28% Core ROAA1: 1.24% Deposits ($B): $2.4 Quarterly Deposit Growth3: 44.8% NCOs / Avg. Loans: 0.07% NIM: 3.65% Loans / Deposits: 90.86% Quarterly Deposit Excluding Brokered Growth2: 71.5% TCE / TA1: 8.25% Core Efficiency Ratio1: 46.96% Overview of Southern States Bancshares, Inc.

4 | Branches (15) Legend Huntsville Birmingham Montgomery Columbus Atlanta Alabama Georgia 65 85 75 Anniston Auburn 20 85 75 85 65 65 59 Tuscaloosa LPOs (2) Mobile Savannah Macon Valdosta Augusta Dominant Bank in Small Market; Competitive Player in Large Metropolitan Areas

Robust Market Dynamics

Market Highlights

Atlanta, GA

- 8th largest Metro Area in the USA
- Ranked 10th largest economy in the country
- Ranked 13th Best Places for Business and Careers by Forbes
- 17 Fortune 500 companies headquartered in Atlanta

Birmingham, AL

- Largest market in Alabama, supported by strong steel, biotechnology, and banking industries
- Ranked 2nd best US city for job seekers by MoneyGeek
- University of Alabama Birmingham serves as an international leader in medicine and dentistry

Huntsville, AL

- Voted best place to live in the country by US News
- Highest concentration of engineers in the US
- Ranked #1 best city for STEM workers by Livability
- Home of the Redstone Arsenal which includes the U.S. Space and Rocket Center, NASA's Marshall Space Flight Center, and the U.S. Army Aviation and Missile Command

Auburn / Opelika, AL

- Auburn University contributes $5.6 billion annually and 27,000 jobs to the Alabama economy
- Named top-five growth city in America by U-Haul
- High-tech manufacturing and industrial hub for companies like Kia Motors, Hanwha Cimarron, and Niagara Bottling

Columbus, GA

- Fort Benning Military Base
  - U.S. Army Infantry and Armor Training Post
  - Columbus Chamber of Commerce estimates annual economic impact of $4.8 billion
- Major companies headquartered include Aflac and Total Systems Services, Inc.
- Contains seven colleges and universities, with 83,000 students pursuing degrees in higher education

'28 Projected Median HHI ($M)



$62.3
$69.2
$72.8
$88.1
$93.1
$70.7
$83.3
Columbus MSA
Auburn-Opelika MSA
Birmingham MSA
Huntsville MSA
Atlanta MSA
Southeast Average
National Average

'23 - '28 Projected Population Growth (%)



1.6%
1.9%
4.7%
5.9%
6.6%
3.2%
2.1%
Birmingham MSA
Columbus MSA
Atlanta MSA
Huntsville MSA
Auburn-Opelika MSA
Southeast Average
National Average

Major Employers

The Home Depot, Alabama Power, UPS, WestRock, KIA, Hyundai, Delta, Altec, Coca-Cola, UAB The University of Alabama at Birmingham, Chick-fil-A, Norfolk Southern, Aflac, Encompass Health

Source: U.S. Bureau of Labor Statistics; S&P Global Market Intelligence; Fortune; Forbes; Money.com; moneygeek.com; Business Facilities; USA Today; Livability,com; US News; Auburn.edu; Columbus, Georgia Economic Development
Note: Southeast defined as AL, AR, FL. GA, KY, LA, MS, NC. SC, TN, VA, and WV

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SOUTHERN STATES BANCSHARES, INC.

Quarterly Financial Highlights

Profitability[1]	Q3 2023	Q4 2023	Q1 2024	Q2 2024	Q3 2024
Net Income	$6,629	$8,896	$8,119	$8,198	$7,353
Core Net Income	$9,563	$7,289	$8,128	$9,058	$8,675
ROAA	1.15%	1.53%	1.33%	1.29%	1.05%
Core ROAA	1.66%	1.26%	1.34%	1.43%	1.24%
ROAE	12.96%	17.02%	14.87%	14.55%	11.89%
ROATCE	14.21%	18.62%	16.17%	15.79%	13.35%
Core ROATCE	20.50%	15.26%	16.19%	17.44%	15.74%
Net Interest Margin	3.78%	3.69%	3.59%	3.56%	3.65%
Net Interest Margin - FTE	3.79%	3.71%	3.60%	3.57%	3.66%
Efficiency Ratio	48.01%	41.48%	46.90%	49.78%	52.79%
Core Efficiency Ratio	42.79%	45.78%	46.90%	44.75%	46.96%

Balance Sheet	Q3 2023	Q4 2023	Q1 2024	Q2 2024	Q3 2024
Total Assets	$2,296,527	$2,446,663	$2,510,975	$2,572,011	$2,841,440
Total Loans	$1,774,148	$1,884,508	$1,965,149	$2,015,434	$2,199,211
Total Deposits	$1,916,401	$2,018,189	$2,109,798	$2,175,678	$2,420,546
Loans / Deposits	92.58%	93.38%	93.14%	92.63%	90.86%
TCE / Tangible Assets	8.08%	8.12%	8.23%	8.34%	8.25%
Avg. Cost of Deposits	2.63%	2.86%	3.12%	3.27%	3.19%
Annualized Loan Growth	13.3%	24.7%	17.2%	10.3%	36.3%
Avg. Yield on Loans	6.86%	6.91%	7.06%	7.17%	7.21%
NPL / Gross Loans	0.06%	0.06%	0.17%	0.19%	0.36%
NCOs / Avg. Loans	(0.01)%	0.08%	0.10%	0.08%	0.07%
Loss Provision / Avg. Loans	0.18%	0.56%	0.26%	0.22%	0.48%

Per Share Data[1]	Q3 2023	Q4 2023	Q1 2024	Q2 2024	Q3 2024
Share Price	$22.59	$29.28	$25.92	$27.14	$30.73
Tangible Book Value	$20.84	$22.30	$23.07	$23.91	$23.38
Price / Tangible Book Value	1.1x	1.3x	1.1x	1.1x	1.3x
Cash Dividend per Common Share	$0.09	$0.09	$0.09	$0.09	$0.09
Basic EPS	$0.75	$1.00	$0.91	$0.91	$0.76
Diluted EPS	$0.73	$0.99	$0.90	$0.90	$0.76
Core Diluted EPS	$1.06	$0.81	$0.90	$1.00	$0.89

1. *Please refer to non-U.S. GAAP reconciliation in the appendix*

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SOUTHERN STATES BANCSHARES, INC.

$20.7 $20.4 $20.8 $21.6 $24.2 $16.0 $17.0 $18.0 $19.0 $20.0 $21.0 $22.0 3Q23 4Q23 1Q24 2Q24 3Q24 Net Interest Income 7 | (D ol la rs in m ill io ns ) Net Interest Income Net Interest Margin Source: Company Documents; data as of 9/30/24 Net Interest Income and Net Interest Margin 3.78% 3.69% 3.59% 3.56% 3.65% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% 3Q23 4Q23 1Q24 2Q24 3Q24 Net Interest Margin

$357.1 $367.6 $394.1 $432.1 $501.8 $168.3 $230.9 $291.0 $288.3 $194.2 $418.1 $438.0 $416.7 $416.1 $546.3 $89.7 $82.5 $88.4 $82.8 $96.8 $844.7 $863.8 $885.7 $923.9 $1,027.9 $38.5 $35.4 $33.9 $32.5 $53.6 $1,916.4 $2,018.2 $2,109.8 $2,175.7 $2,420.5 3Q23 4Q23 1Q24 2Q24 3Q24 Time Deposits Brokered Deposits Noninterest-bearing Checking Interest-bearing Checking Money Market Savings Deposits by Type – $2.42B 8 | Source: Company Documents; data as of 9/30/24 1. Excludes brokered deposits; dollars in thousands Deposit Type Composition % Average Balance Commercial 60% $138.5 Retail 40% $39.8 Account Composition1 (Dollars in millions) Deposit Portfolio

Loan Type Composition % Fixed 47.7% Variable 52.3% 9 | Loan Type Total Office Buildings $215.9 Hotels / Motels $207.9 Industrial Warehouse / Heavy Manufacturing $189.3 Convenience Stores $165.8 Multi-Family (5+) $135.8 Retail Warehouse / Light Manufacturing $118.9 Commercial Retail Building $106.2 Concentration Highlights (Dollars in millions) Loans by Type $2.20B Loan Composition 29.8% 30.5% 29.3% 31.1% 30.9% 29.2% 30.0% 30.7% 29.4% 30.1% 15.0% 14.3% 14.7% 14.7% 14.1% 12.9% 12.9% 12.8% 12.0% 11.1% 12.6% 11.9% 12.1% 12.3% 13.3% 0.5% 0.4% 0.4% 0.5% 0.5% $1,774.1 $1,884.5 $1,965.1 $2,015.4 $2,199.2 3Q23 4Q23 1Q24 2Q24 3Q24 Owner-Occupied CRE Nonowner-Occupied CRE Commercial & Industrial Construction & Development Residential Consumer & Other (Dollars in millions) Loan Portfolio

Loan Type Composition % Georgia 73% Alabama 23% Other 4% 10 | # of Stories Total Six Stories 3 Five stories 1 Four stories 5 Three stories 7 One & two stories 238 Office Building Type Office Building Loans $215.9M Loan Composition 156 160 171 176 205 35 36 38 38 38 8 7 7 9 9 2 5 3 2 2 $190.1 $191.8 $198.2 $204.7 $215.9 3Q23 4Q23 1Q24 2Q24 3Q24 <$1M $1-5M $5-10M >$10M Loan Portfolio

$3.9 $13.4 $3.4 $2.0 $2.2 $1.2 $7.8 $0.6 $4.2 $10.2 $2.9 $2.9 0.6% 2.5% 1.3% 0.4% 0.3% 0.1% 0.4% $0.0 $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 $14.0 $16.0 $18.0 $20.0 2018 2019 2020 2021 2022 2023 3Q24 Nonaccruals ($mm) OREO ($mm) NPAs / Loans + OREO $17.6 1.11% 1.11% 1.22% 1.19% 1.27% 1.29% 1.28% 2018 2019 2020 2021 2022 2023 3Q24 Nonperforming Assets by Type 11 | Source: Company Documents; data as of 9/30/24 Reserves / Loans $1.2 $7.9 $4.5 $13.6 $4.9 Comprehensive and conservative underwriting process Highly experienced bankers incentivized with equity ownership Commitment to a diverse loan portfolio while maintaining strong asset quality metrics Proactively manage loan concentrations with all collateral types capped at approximately 50% of risk-based capital Proactive approach to resolving problem credits $5.1 NCOs / Avg. Loans 0.02% 0.57% 0.07% 0.00% 0.02% 0.08% 0.07% Asset Quality

$704 $840 $1,030 $1,250 $1,587 $1,885 $2,199 2018 2019 2020 2021 2022 2023 3Q24 $776 $951 $1,140 $1,556 $1,721 $2,018 $2,421 2018 2019 2020 2021 2022 2023 3Q24 $888 $1,095 $1,333 $1,783 $2,045 $2,447 $2,841 2018 2019 2020 2021 2022 2023 3Q24 Net Income ($M)Total Assets ($M) Total Deposits ($M) Total Loans ($M) $7.7 $5.6 $12.1 $18.6 $27.1 $32.0 $23.7 $0.81 $1.18 $1.56 $2.23 $3.02 $3.53 $2.54 $0.0 $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 2018 2019 2020 2021 2022 2023 YTD Net Income Diluted EPS 12 | Source: Company Documents; data as of 9/30/24 Growth History

13 | Building Shareholder Value Maintain focus on strong, profitable organic growth without compromising our credit quality Further develop and grow our core deposit franchise Expand into new markets by hiring commercial bankers Focus on high growth markets and further expand our Atlanta franchise Evaluate strategic acquisition opportunities Prudently manage capital between balance sheet growth and return to shareholders Our Strategic Focus

Appendix 14 |

15 | Non-GAAP Financial Measures Reconciliations Three Months Ended Nine Months Ended September 30, 2024 June 30, 2024 September 30, 2023 September 30, 2024 September 30, 2023 Net income $ 7,353 $ 8,198 $ 6,629 $ 23,670 $ 23,056 Add: One-time retirement related expenses — — — — 1,571 Add: Professional fees related to ERC — — (1,243) — — Add: Wire fraud loss — 1,155 — 1,155 — Add: Merger-related expenses 1,511 — — 1,511 — Add: Net OREO gain — (3) (9) (3) (2) Less: Employee retention related revenue — — (5,100) — — Less: Net gain (loss) on securities 75 20 (12) 83 457 Less: Tax effect 114 272 926 388 267 Core net income $ 8,675 $ 9,058 $ 9,563 $ 25,862 $ 23,901 Average assets $ 2,777,215 $ 2,553,010 $ 2,282,217 $ 2,593,175 $ 2,180,851 Core return on average assets 1.24% 1.43% 1.66% 1.33% 1.47%

16 | Non-GAAP Financial Measures Reconciliations Three Months Ended Nine Months Ended September 30, 2024 June 30, 2024 September 30, 2023 September 30, 2024 September 30, 2023 Net income $ 7,353 $ 8,198 $ 6,629 $ 23,670 $ 23,056 Add: One-time retirement related expenses — — — — 1,571 Add: Professional fees related to ERC — — (1,243) — — Add: Wire fraud loss — 1,155 — 1,155 — Add: Merger-related expenses 1,511 — — 1,511 — Add: Net OREO gain — (3) (9) (3) (2) Add: Provision 2,583 1,067 773 4,885 3,511 Less: Employee retention related revenue — — (5,100) — — Less: Net gain (loss) on securities 75 20 (12) 83 457 Add: Income taxes 2,380 2,271 1,866 7,029 6,738 Pretax pre-provision core net income $ 13,752 $ 12,668 $ 13,128 $ 38,164 $ 34,417 Average assets $ 2,777,215 $ 2,553,010 $ 2,282,217 $ 2,593,175 $ 2,180,851 Pretax pre-provision core return on average assets 1.97% 2.00% 2.28% 1.97% 2.11%

17 | Non-GAAP Financial Measures Reconciliations Three Months Ended Nine Months Ended September 30, 2024 June 30, 2024 September 30, 2023 September 30, 2024 September 30, 2023 Net interest income $ 24,246 $ 21,579 $ 20,731 $ 66,664 $ 59,709 Add: Fully-taxable equivalent adjustments(1) 75 73 70 222 213 Net interest income - FTE $ 24,321 $ 21,652 $ 20,801 $ 66,886 $ 59,922 Net interest margin 3.65% 3.56% 3.78% 3.60% 3.85 % Effect of fully-taxable equivalent adjustments(1) 0.01% 0.01% 0.01% 0.01% 0.02 % Net interest margin - FTE 3.66% 3.57% 3.79% 3.61% 3.87 % Total stockholders' equity $ 271,370 $ 230,581 $ 201,924 $ 271,370 $ 201,924 Less: Intangible assets 40,318 17,597 17,843 40,318 17,843 Tangible common equity $ 231,052 $ 212,984 $ 184,081 $ 231,052 $ 184,081 1. Assumes a 24.0% tax rate

18 | Non-GAAP Financial Measures Reconciliations Three Months Ended Nine Months Ended September 30, 2024 June 30, 2024 September 30, 2023 September 30, 2024 September 30, 2023 Core net income $ 8,675 $ 9,058 $ 9,563 $ 25,862 $ 23,901 Diluted weighted average shares outstanding 9,725,884 9,070,568 9,040,687 9,297,778 9,016,603 Diluted core earnings per share $ 0.89 $ 1.00 $ 1.06 $ 2.78 $ 2.65 Common shares outstanding at year or period end 9,882,350 8,908,130 8,834,168 9,882,350 8,834,168 Tangible book value per share $ 23.38 $ 23.91 $ 20.84 $ 23.38 $ 20.84 Total assets at end of period $ 2,841,440 $ 2,572,011 $ 2,296,527 $ 2,841,440 $ 2,296,527 Less: Intangible assets 40,318 17,597 17,843 40,318 17,843 Adjusted assets at end of period $ 2,801,122 $ 2,554,414 $ 2,278,684 $ 2,801,122 $ 2,278,684 Tangible common equity to tangible assets 8.25% 8.34% 8.08% 8.25% 8.08 % Total average shareholders equity $ 246,081 $ 226,527 $ 202,955 $ 230,799 $ 194,430 Less: Average intangible assets 26,884 17,646 17,893 20,776 17,973 Average tangible common equity $ 219,197 $ 208,881 $ 185,062 $ 210,023 $ 176,457 Net income to common shareholders $ 7,353 $ 8,198 $ 6,629 $ 23,670 $ 23,056 Return on average tangible common equity 13.35% 15.79% 14.21% 15.05% 17.47 % Average tangible common equity $ 219,197 $ 208,881 $ 185,062 $ 210,023 $ 176,457 Core net income $ 8,675 $ 9,058 $ 9,563 $ 25,862 $ 23,901 Core return on average tangible common equity 15.74% 17.44% 20.50% 16.45% 18.11%

19 | Non-GAAP Financial Measures Reconciliations Three Months Ended Nine Months Ended September 30, 2024 June 30, 2024 September 30, 2023 September 30, 2024 September 30, 2023 Net interest income $ 24,246 $ 21,579 $ 20,731 $ 66,664 $ 59,709 Add: Noninterest income 1,757 1,368 (2,894) 4,393 5,755 Less: Employee retention related revenue — — (5,100) — — Less: Net gain (loss) on securities 75 20 (12) 83 457 Operating revenue $ 25,928 $ 22,927 $ 22,949 $ 70,974 $ 65,007 Expenses: Total noninterest expense $ 13,687 $ 11,411 $ 8,569 $ 35,473 $ 32,159 Less: One-time retirement related expenses — — — — 1,571 Less: Professional fees related to ERC — — (1,243) — — Less: Wire fraud loss — 1,155 — 1,155 — Less: Merger-related expenses 1,511 — — 1,511 — Less: Net OREO gain — (3) (9) (3) (2) Adjusted noninterest expenses $ 12,176 $ 10,259 $ 9,821 $ 32,810 $ 30,590 Core efficiency ratio 46.96% 44.75% 42.79% 46.23% 47.06%